                                                                 EXHIBIT 10.20


Quasi-M/L2800 (9/94)

MASTER LEASE AGREEMENT
(Quasi)

THIS MASTER LEASE AGREEMENT, dated as of 6/27/97 ("Agreement"), between General Electric Capital Corporation, with an office at 4 North Park Drive Suite 500, Hunt Valley, MD, 21030 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and Triquint Semiconductor, Inc., a corporation organized and existing under the laws of the State of Delaware ___ with its mailing address and chief place of business at 2320 NE Brookwood Parkway, Hillsboro, OR 97124 (hereinafter called "Lessee").

WITNESSETH:

I. LEASING:

(a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule. (b) The obligation of Lessor to purchase Equipment from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) paid in full invoice or other evidence of ownership of the Equipment, (iii) evidence of insurance which complies with the requirements of Section IX, and (iv) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment. Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

II. TERM, RENT AND PAYMENT:

(a) The rent payable hereunder and Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment ("Lease Commencement Date"). The term of this Agreement shall be the period specified in the applicable Schedule. If any term is extended, the word "term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing. (b) Rent shall be paid to Lessor at its address stated above, except as otherwise directed by Lessor. Payments of rent shall be in the amount set forth in, and due in accordance with the provisions of the applicable Schedule. If one or more Advance Rentals are payable, such Advance Rental shall be (i) set forth on the applicable Schedule, (ii) due upon acceptance by Lessor of such Schedule, and (iii) when received by Lessor, applied to the first rent payment and the balance, if any, to the final rental payment(s) under such Schedule. In no event shall any Advance Rental or any other rent payments be refunded to Lessee. If rent is not paid within ten days of its due date, Lessee agrees to pay a late charge of five cents ($0.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

III. TAXES:

Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor or Lessee by any foreign, federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imports, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor accompanied by such information as may reasonably enable Lessee to verify the amount of such Taxes, (provided, however, that nothing herein shall require Lessor to produce any tax bill relating to any personal property other than the Equipment or to any leases or other agreement between Lessor and any third party), (ii) on request of Lessor, submit to lessor written evidence of Lessee's payment of Taxes, (iii) send a copy thereof to Lessor.

IV. REPORTS:

(a) Lessee will notify Lessor in writing, within ten days after Lessee receives actual written notice that any tax lien or other lien arising by, through or under any party other than Lessor to any equipment, of the full particulars thereof and of the location of such equipment on the date of such notification. (b) Lessee will within 120 days of the close of each fiscal year of Lessee, deliver to Lessor, Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request Lessee will deliver to Lessor quarterly, within 90 days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by an officer of Lessee. (c) Lessee will permit Lessor to inspect any Equipment during normal business hours upon at least twenty-four hours prior written notice; provided that Lessor shall comply with Lessee's policies and procedures regarding clean room safety, confidentiality and shall sign a waiver of liability. (d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) and will promptly notify Lessor of any relocation of Equipment. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification. (e) Lessee will promptly and fully report to lessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed 20% of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage. (f) Within 60 days after any request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no default (as described in Section XI) or event which with notice or lapse of time (or both) would become such a default.

V. DELIVERY, USE AND OPERATION:

(a) All Equipment shall be shipped directly from the Supplier to Lessee. (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable federal, state, and local laws and regulations. (c) LESSEE SHALL NOT ASSIGN, MORTGAGE, SUBLET OR HYPOTHECATE ANY EQUIPMENT, OR THE INTEREST OF LESSEE HEREUNDER NOR SHALL LESSEE REMOVE ANY EQUIPMENT FROM THE CONTINENTAL UNITED STATES, WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR. (d) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which are granted in favor of or result from acts of Lessor.

VI. SERVICE:

(a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted. Lessee shall, if at any time reasonably requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing ownership thereof by Lessee and Lessor's security interest therein. (b) Lessee will not, without the prior consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law, and shall become subject to the lien of Lessor. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal or real property. (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.

VII. STIPULATED LOSS VALUE:

Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of
(x) the Stipulated Loss Value of such unit calculated as of the rental payment date next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessor shall be entitled to recover possession of such unit.

VIII. LOSS OR DAMAGE:

Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Lessee.

IX. INSURANCE:

Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may reasonably require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. The insurance shall provide (i) liability coverage in an amount equal to at least ONE MILLION U.S. DOLLARS

($1,000,000.00) total liability per occurrence, and (ii) casualty/property damage coverage in an amount equal to the higher of the Stipulated Loss value or the full replacement cost of the Equipment; or at such other amounts as may reasonably be required by Lessor. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessee shall cause all insurers to issue checks for payments covering casualty losses to the Equipment payable to the order of Lessor only, and no other payee. If Lessee fails to do so, or if notwithstanding Lessee's instructions the insurer issues any check payable jointly to Lessee and Lessor, then Lessee shall upon Lessor's request promptly endorse any and every such check as directed by Lessor. Lessee and Lessor agree that the foregoing provision may be specifically enforced by a court of competent jurisdiction. Any reasonable expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. Lessee will not make adjustments with insurers except (i) with respect to claims for damage to any unit of Equipment where the repair costs do not exceed 20% of such unit's fair market value, or (ii) with Lessor's written consent. Said policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. Except in the event of a Casualty Occurrence, Lessor shall, at Lessee's option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor hereunder.

X. RETURN OF EQUIPMENT:

(a) Upon any expiration or termination of this Agreement or any Schedule, Lessee shall promptly, at its own cost and expense: (i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for their originally intended purpose;
(ii) if deinstallation, disassembly or crating is required, cause such units to be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor, and
(iii) return such units to a location within the continental United States as Lessor shall direct. (b) Until Lessee has fully complied with the requirements of Section X(a) above, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term. Lessor may terminate such continued leasehold interest upon ten (10) days notice to Lessee.

XI. DEFAULT:

(a) Lessor may in writing declare this Agreement in default if: Lessee breaches its obligation to pay rent or any other sum when due and fails to cure the breach within ten (10) days; Lessee breaches any of its insurance obligations under Section IX; Lessee breaches any of its other obligations to Lessor hereunder or under any instrument, document or agreement between Lessor and Lessee and fails to cure that breach within thirty (30) days after written notice thereof; any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; Lessee becomes insolvent or ceases to do business as a going concern; any Equipment is illegally used; or a petition is filed by or against Lessee under any bankruptcy or insolvency laws. Such declaration shall apply to all Schedules except as specifically excepted by Lessor. (b) After default, at the request of Lessor, Lessee shall comply with the provisions of Section X(a). Lessee hereby authorizes Lessor, after a default, to enter, with or without legal process, any premises where any Equipment is believed to be and take possession thereof so long as Lessor repairs any and all damage caused by Lessor to the premises of Lessee in doing so. Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated as of the rental next preceding the declaration of default), and
(ii) all rentals and other sums then due hereunder. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment. With Lessee's prior written consent, Lessor may use Lessee's premises for any or all of the foregoing at no charge to Lessor. If the Equipment is removed due to Lessee's failure to give such consent, such removal will not be raised as a defense to a deficiency claim asserted by Lessor. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities:
(1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder, then (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be retained by Lessor. Lessee shall pay any deficiency in (1) and (2) forthwith. (c) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. The parties agree that a notice of sale or other disposition (and the time and place thereof) to which Lessor is entitled will be deemed reasonable notice if such notice is received by Lessee at least five (5) days prior to any such sale or other disposition. The parties further agree that any advertising reasonably calculated to notify qualified potential buyers of any such sale or other disposition will be deemed reasonable. Lessee shall pay Lessor's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies hereunder, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other subsequent default. (d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

XII. ASSIGNMENT:

Lessor may, without the consent of Lessee, assign this Agreement or any Schedule. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and other amounts payable under any assigned Equipment Schedule to such assignee or as instructed by Lessor. Lessee further agrees to confirm in writing receipt of a notice of assignment as may be reasonable request by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

XIII. NET LEASE; NO SET-OFF, ETC:

This Agreement is a net lease. Lessee's obligation to pay rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. Nor shall this Agreement terminate or the obligations of Lessee be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.

XIV. INDEMNIFICATION:

(a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, whether caused by the active or passive negligence of Lessor or otherwise, and including, but not limited to, Lessor's strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing. Notwithstanding the foregoing, Lessee shall not be obligated to indemnify, defend, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions or suits arising out of or resulting from the gross negligence or willful misconduct of Lessor, its agents, employee, successors and assigns. (b) All of Lessor's rights, privileges and indemnities contained in this Section XIV shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

XV. DISCLAIMER:

LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following, regardless of any negligence of Lessor (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or
(iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Lease, Lessee shall be, and hereby is, authorized during the term of this Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

XVI. REPRESENTATIONS AND WARRANTIES OF LESSEE:

Lessee hereby represents and warrants to Lessor that on the date hereof and on the date of execution of each Schedule: (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located. (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws. (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already be obtained. (d) The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Certificate of Incorporation or By-Laws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party. (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfil its obligations under this Agreement other than those disclosed in the Lessee's first fiscal quarter, March 29, 1997, form 10-Q. (f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property. (g) Each Balance Sheet and Statement of Income delivered to Lessor has been prepared in accordance with generally accepted accounting principles, and since the date of the most recent such Balance Sheet and Statement of Income, there has been no material adverse change. (h) Lessee is and will be at all times validly existing and in good standing under the laws of the State of its incorporation (specified in the first sentence of this Agreement). (i) The Equipment will at all times be used for commercial or business purposes.

XVII. OWNERSHIP FOR TAX PURPOSES, GRANT OF SECURITY INTEREST; USURY SAVINGS:

(a) For income tax purposes, the parties hereto agree that it is their mutual intention that Lessee shall be considered the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and (iii) not to claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position inconsistent with the forgoing sentence to the extent such a position is required by law or is taken through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its delivery. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment. (b) Lessee hereby grants to Lessor a first security interest in the Equipment, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the Supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds of any of the forgoing in and against which a security interest is granted hereunder. Notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Lessor asserts a purchase money security interest in any items of Equipment ("PMSI Equipment"): (i) the PMSI

Equipment shall secure only those sums which have been advanced by Lessor for the purchase of the PMSI Equipment, or the acquisition of rights therein, or the use thereof (the "PMSI Indebtedness"), and (ii) no other Equipment shall secure the PMSI Indebtedness. (c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or the Lease, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or the Lease, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or the Lease shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control,
(b) neither Lessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of the Lessor, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Schedule or the Lease which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended stated law or the law of the United States of America.

XVIII. EARLY TERMINATION:

(a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a Rent Payment Date ("Termination Date") upon at least 60 days prior written notice to Lessor. (b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied ("AS IS BASIS"). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rental due on the Termination Date) for the Equipment, and (B) all rent and other sums due and unpaid as of the Termination Date. (c) Provided that all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee. (d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section X) and (ii) pay to Lessor all amounts required under Section XVIII(b) less the amount of the highest bid certified by Lessee to Lessor.

XIX. EARLY PURCHASE OPTION:

(a) Provided that the Lease has not been earlier terminated and provided further than Lessee is not in default under the Lease or any other agreement between Lessor and Lessee. Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this schedule on any Rent Payment Date following the First Termination Date as set forth in this Schedule, and prior to the date which is the scheduled expiration of this Lease, (the "Early Purchase Date") for a price equal to (i) the Termination Value (calculated as of the Early Purchase Date) for the Equipment, and (ii) all rent and other sums due and unpaid as of the Purchase Date (the "Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option").
(b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Date, Lessee shall pay to Lessor any rent and other sums due and unpaid on the Early Purchase Date and Lessee shall pay the Early Option Price, plus all applicable sales taxes, to Lessor in cash.

XX. PURCHASE OPTION:

(a) So long as no default exists hereunder and the lease has not been earlier terminated, Lessee may at lease expiration purchase all (but not less than all) of the Equipment in any Schedule on an AS IS, WHERE IS BASIS for cash equal to the amount indicated in such Schedule (the "Option Payment"). The Option Payment shall be due and payable in immediately available funds on the Expiration Date. (b) Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same not less than 90 days prior to the Expiration Date.

XXI. MISCELLANEOUS:

(a) LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this lease may be filed as a written consent to a trial by the court. (b) Unless and until Lessee exercises its rights under Section XIX above, nothing herein contained shall give or convey to lessee any right, title or interest in and to any Equipment except as a lessee. Any cancellation or termination by Lessor, pursuant to the provision of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain personal property of Lessor regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof. (c) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith. Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

----------------------------------------------------
                                            initials

(d) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated to, effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor within twenty days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default. (e) Any rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of the interest rate computed on a per annum basis at the Prime Rate (as published by the Wall Street Journal) plus 3 percent, but such interest rate shall be no less than 11 percent, or the maximum rate allowed by law. Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                   LESSEE:

General Electric Capital Corporation      Triquint Semiconductors, Inc.

By: ________________________________      By: ________________________________

Name: ______________________________      Name: ______________________________

Title: ______________________________     Title: _____________________________

AMENDMENT
TO
MASTER LEASE AGREEMENT
DATED __________, 1997 (the "Lease")
BY AND BETWEEN
Triquint Semiconductor, Inc. ("Lessee")
AND
GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor")
DATED __________, 1997

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease as hereinafter provided;

NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease by adding the following language:

Section XI of the Lease is amended in the following manner:

(e) Any other bonds, debentures, notes, leases or other indebtedness for money borrowed (hereinafter collectively called "Obligations") of the Lessee or of any of the Lessee's subsidiaries shall become immediately due and payable in advance of its scheduled maturity following a default or the Lessee or any of the Lessee's subsidiaries defaults in the repayment of any such Obligations at the maturity thereof (after giving effect to any applicable grace period therefor) or any guarantee of or indemnity in respect of any Obligations of others given by the Lessee or any of the Lessee's subsidiaries shall not be honored when due and called upon (after giving effect to any applicable grace period therefor) or any guarantee of or indemnity in respect of any Obligations of others given by the Lessee or any of the Lessee's subsidiaries shall not be honored when due and called upon (after giving effect to any applicable grace period therefor); Lessee hereby agrees to notify the Lessor immediately upon receipt of any declared default by any obligee. Failure to do so shall constitute an immediate material default under this Lease.

This Amendment shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of this Lease.

Except as set out herein, the terms and conditions of the Lease shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

Dated: _______________________, 1997

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL,               TRIQUINT SEMICONDUCTOR, INC.
CORPORATION

By: _____________________________       By: _____________________________

Name: ___________________________       Name: ___________________________

Title: __________________________       Title: __________________________

AMENDMENT NO. 02

     THIS AMENDMENT TO MASTER LEASE AGREEMENT dated June 27, 1997 is made as of December __, 1997, between GENERAL ELECTRIC CAPITAL CORPORATION (hereinafter called, together with its successors and assigns, if any "Lessor"), and TRIQUINT SEMICONDUCTOR, INC. (hereinafter called "Lessee"). Capitalized terms used by not defined herein shall have the meanings ascribed to them in the Schedule and Agreement.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, to amend the Agreement as follows:

1. The following is inserted at the end of Section III: "The obligations of Lessee under this Section III shall survive any expiration or termination of this Agreement".

2. The following new paragraph is added to Section XI: "For the purpose of this Section XI, each Schedule executed pursuant to this Agreement shall constitute a separate instrument of lease; provided, however, that the occurrence of a default with respect to any Schedule shall, at the sole discretion of Lessor (as set forth in a written declaration to Lessee) constitute a default with respect to each Schedule as to which the same entity is Lessor. Notwithstanding anything set forth herein, Lessor any exercise all rights and remedies hereunder independently with respect to each Schedule".

3. The following is inserted at the end of Section XXI: "(f) To the extent that this Agreement and/or a Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest herein or therein may be perfected except through the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be perfected by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'. (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction".

     Except as expressly set forth herein, the terms and conditions of the Agreement remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to Master Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION    TRIQUINT SEMICONDUCTOR, INC.
Lessor                                  Lessee

BY: ________________________________    BY: ________________________________

NAME: ______________________________    NAME: ______________________________

TITLE: _____________________________    TITLE: _____________________________

OBS Schedule With Extension


                                  EQUIPMENT SCHEDULE
                                  SCHEDULE NO. G-1
                          DATED THIS ___ DAY OF JANUARY, 1998
                              TO MASTER LEASE AGREEMENT
                              DATED AS OF JUNE 27, 1997



LESSOR & MAILING ADDRESS:                         LESSEE & MAILING ADDRESS:
NATIONAL CITY BANK OF KENTUCKY                    TRIQUINT SEMICONDUCTOR, INC.
101  S.  FIFTH  STREET                            2300 NE BROOKWOOD PARKWAY
LOUISVILLE, KY 40202                              HILLSBORO, OR 97124



Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE").

A.  EQUIPMENT

    Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.  FINANCIAL TERMS.

    1.  Advance Rent (if any):      N/A
    2.  Lessor's Cost: $10,000,000.00
    3.  Basic Term Lease Rate Factor: 1.7516%
    4.  Daily Lease Rate Factor: .05839%
    5.  Basic Term (No. of Months): 24.
    6.  Basic Term Commencement Date:  January  12,  1998
    7.  Equipment Location: see attachment to Annex A.
    8.  Lessee Federal Tax ID No.: 95-3654013.
    9.  Supplier: Various.
    10. Last Delivery Date: 1/09/98.
    11. Interest rate: 7.93%
    12. First Termination Date: Twenty four (24) months after the Basic Term Commencement Date.
    13. Lessee agrees and acknowledges that the Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.  TERM AND RENT.

    1.  Interim Rent.  For the period from and including the

Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment the product of the Daily Lease Rate Factor times the Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A.

    2. Basic Term Rent. Commencing on February 12, 1998 and on the same day of each of the next 23 months thereafter (each, a "RENT PAYMENT DATE"), Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Lessor's Cost of all Equipment on this Schedule.

    3. Adjustment to Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Lessor's Cost up or down by no more than 10% to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Lessor's Cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Lessor's Cost, if different from that disclosed on this Schedule.

D.  INSURANCE.

    1.  Public Liability: $1,000,000, total liability per occurrence.

    2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.  MODIFICATIONS AND ADDITIONS TO AGREEMENT.

    For purposes of this Schedule only, the Agreement is hereby amended as follows:

    1. In Section I(b), delete "or supplier thereof" in the third line thereof and insert ", supplier or other seller thereof" in lieu thereof.

    2. In Section XVIII, delete the words "up to the amount of the Termination Value" from subsection (c) and delete subsection (d) in its entirety.

    3.  Replace Section XX with the following:

    XX.  END OF TERM OPTIONS:

         (a) At the end of the Basic Term, so long as no default shall have occurred and be continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

              (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased under the Schedule for an additional term of twelve (12) months (the "FIRST RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of Basic Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as First Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

              (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the Basic Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the Basic Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Basic Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

         (b) At the end of the First Renewal Term, so long as no default shall have occurred and be continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

              (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased thereunder for an additional term of twelve (12) months (the "SECOND RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of First Renewal Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as Second Renewal Term Rent a sum equal to equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

              (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the First Renewal Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the First Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of First Renewal Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the

    Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent

         (c) At the end of the Second Renewal Term, so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

              (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased thereunder for an additional term of twelve (12) months (the "THIRD RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of Second Renewal Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as Third Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

              (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the Second Renewal Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this
    Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the Second Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums unpaid on such date (including but not limited to the last scheduled payment of Second Renewal Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

         (d) At the end of the Third Renewal Term, upon written notice delivered to Lessor at least 180 days but not more than 270 days prior to the Third Renewal Term expiration date, and so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall have the option to purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule.
    If Lessee elects to purchase the Equipment, then on the Third Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Third Renewal Term Rent). If Lessee fails to timely exercise such purchase option Lessee shall, subject to the terms and conditions set out in paragraph
    (e) of this Section XX, return the Equipment to Lessor.

         (e) If (A) at the expiration of the Basic Term, or the First Renewal Term, or the Second Renewal Term, as the case may be, Lessee elects to return the Equipment to Lessor, or

    (B) at the expiration of the Third Renewal Term Lessee fails to exercise its purchase option, then the following terms shall apply:

              (1)  Definitions of Certain Terms.  For purposes of this
    Section XX:

                   (A) "EQUIPMENT" means all and not less than all of the items of Equipment described on the Schedule;

                   (B) "ESTIMATED RESIDUAL VALUE" means the relevant percentage, as set out in Exhibit 1 to this Schedule, of Lessor's Cost of the Equipment as set out on the Schedule;

                   (C) "REALIZED VALUE" means the net proceeds realized by Lessor from sale of the Equipment after deduction of (x) expenses of such sale, if any, and (y) all sums due and owing under the Lease as of Schedule Expiration that remain unpaid as of the Date of the sale;

                   (D) "SCHEDULE EXPIRATION" means the last day of the Basic Term or one of the Renewal Terms of the Lease, as appropriate, as to the Equipment.

              (2) DETERMINATION OF REALIZED VALUE. The Realized Value for each item of Equipment on the Schedule shall be determined as follows:

        Lessee and Lessor shall arrange for the sale of such Equipment on an as is basis, provided that Lessee may not bid, directly or indirectly. Each item of Equipment shall be sold by Lessor to the highest bidder.
    The Realized Value shall be determined based on the cash proceeds received by Lessor from such sale, as provided in Section XX(e)(1)(C), above. If any item of Equipment is not sold within 30 days after the applicable Term Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sale price of such item would be, that the Realized Value of such item shall be deemed to equal zero, for purposes of computing Lessee's liability as provided in paragraph (3) immediately below. Upon the sale of the item at any time after the expiration of such 30 day period, Lessor will apply the Realized Value (i) to refund to Lessee, without interest any amount which Lessee may have previously paid to Lessor with respect to such item under paragraph (3) and (ii) to pay to Lessee the amount by which the Realized Value exceeds the Estimated Residual Value.

              (3) LESSEE LIABILITY. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee of such fact in writing and Lessee shall, within 10 days after receipt of such notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value; provided, however, Lessee's liability under this paragraph shall be limited to the applicable Lessee's Maximum Liability as set forth in Exhibit 1.

              (4)  LESSOR LIABILITY.  If the Realized

    Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rent payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in available funds.

    Solely with respect to Series "G" Equipment Schedules Lessee agrees to the following:

    Notwithstanding anything in the Lease Agreement to the contrary, which ever end of lease option the Lessee chooses for the first Series "G" equipment Schedules Lessee shall be deemed to have elected to exercise the same option for all other Series "G" Equipment Schedules.

Except as expressly, modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

    IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                LESSEE:
NATIONAL CITY BANK OF KENTUCKY         TRIQUINT SEMICONDUCTOR, INC.

By:                                    By:
   ------------------------------          -----------------------------

---------------------------------      ---------------------------------
    (Typed or printed name)                 (Typed or printed name)

Title:                                 Title:
       --------------------------             --------------------------

               EXHIBIT 1 TO SCHEDULE G-1 DATED JANUARY ___, 1998
                 TO MASTER LEASE AGREEMENT DATED JUNE 27, 1997

                             ESTIMATED RESIDUAL VALUE      LESSEE'S MAXIMUM LIABILITY
OPTION DATE                   (AS % OF LESSOR'S COST)        (AS % OF LESSOR'S COST)
-----------                  ------------------------      --------------------------
End of Basic Term                    73.0000%                        60.0000%
End of First Renewal Term            57.5000%                        48.5000%
End of Second Renewal Term           40.0000%                        32.4000%
End of Third Renewal Term            20.0000%                        15.6000%


LESSOR:                                LESSEE:
NATIONAL CITY BANK OF KENTUCKY         TRIQUINT SEMICONDUCTOR, INC.

By:                                    By:
   ------------------------------          -----------------------------

---------------------------------      ---------------------------------
    (Typed or printed name)                 (Typed or printed name)

Title:                                 Title:
       --------------------------             --------------------------

                                       ANNEX D
                                          TO
                                   SCHEDULE NO. G-1
                              TO MASTER LEASE AGREEMENT
                               DATED AS OF JUNE 27, 1997

                     STIPULATED LOSS AND TERMINATION VALUE TABLE*

                     RENTAL                      RENTAL
                   PAYMENT NO.     SLV %       PAYMENT NO.       SLV %
              -------------------------------------------------------------
                       0         104.5246         36           60.83958
                       1         103.4532         37           59.46279
                       2         102.3744         38           58.07637
                       3         101.2880         39           56.68027
                       4         100.1940         40           55.27441
                       5         99.09241         41           53.85872
                       6         97.98307         42           52.43315
                       7         96.86598         43           50.9976
                       8         95.74107         44           49.55203
                       9         94.60829         45           48.09636
                       10        93.46759         46           46.63051
                       11        92.31891         47           45.15442
                       12        91.1622          48           43.66801
                       13        89.9974          49           42.17122
                       14        88.82445         50           40.66398
                       15        87.64331         51           39.1462
                       16        86.45390         52           37.61781
                       17        85.25617         53           36.07875
                       18        84.05007         54           34.52893
                       19        82.83554         55           32.96829
                       20        81.61251         56           31.39674
                       21        80.38093         57           29.81422
                       22        79.14074         58           28.22064
                       23        77.89188         59           26.61592
                       24        76.63429         60           25
                       25        75.36791
                       26        74.09267
                       27        72.80852
                       28        71.51539
                       29        70.21322
                       30        68.90195
                       31        67.58151
                       32        66.25184
                       33        64.91288
                       34        63.56456
                       35        62.20681


Initials:
          ------    -------
          Lessor    Lessee

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                 ADDENDUM TO SCHEDULE NO. G-1 DATED JANUARY 12, 1998
                              TO MASTER LEASE AGREEMENT
                              DATED AS OF JUNE 27, 1997

    THIS ADDENDUM (this "ADDENDUM") amends and supplements Schedule No. G-1 dated January __, 1998 (the "SCHEDULE") between NATIONAL CITY BANK OF KENTUCKY ("Lessor") and TRIQUINT SEMICONDUCTOR, INC. to the Master Lease Agreement dated as of June 27, 1997 (the "LEASE"), between GENERAL ELECTRIC CAPITAL CORPORATION (the interest of which was assigned to Lessor to the extent relating to the Schedule) and Lessee and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

    1. For purposes of this Schedule only, Section XVIII(a) of the Lease is hereby amended by deleting "On or after the First Termination Date (specified in the applicable Schedule)", from the first line thereof.

    2. For purposes of this Schedule only, Section XIX(a) of the Lease is hereby amended by deleting "following the First Termination Date as set forth in this Schedule, and" from the fourth line thereof.

    3.  Section B.12. of the Schedule is hereby deleted.

    Except as expressly modified hereby, all terms and provisions of the Lease and the Schedule shall remain in full force and effect. This Addendum is not binding or effective with respect to the Lease, the Schedule or the Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

    IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                LESSEE:

NATIONAL CITY BANK OF KENTUCKY         TRIQUINT SEMICONDUCTOR, INC.


By: _______________________________    By: ______________________________

Name: _____________________________    Name: ____________________________

Title: ____________________________    Title: ___________________________

                                       Attest:

                                       By: ______________________________

                                       Name: ____________________________

                                     ANNEX D-1
                                         TO
                                  SCHEDULE NO. G-1
                              TO MASTER LEASE AGREEMENT
                               DATED AS OF JUNE 27, 1997

   Rent #      TV       Rent #       TV       Rent #      TV
   ------      --       ------       --       ------      --
      0      101.000      21      76.51492      41     49.82664
      1     99.90923      22      75.26235      42     48.3977
      2     98.81126      23      74.0015       43     46.95932
      3     97.70603      24      72.73232      44     45.51143
      4     96.5935       25      71.45475      45     44.05398
      5     95.47361      26      70.16874      46     42.5869
      6     94-34633      27      68.87423      47     41.11012
      7     93.21159      28      67.57117      48     39.62358
      8     92.06936      29      66.2595       49     38.12722
      9     90.91957      30      64.93915      50     36.62097
      10    89.76219      31      63.61008      51     35.10476
      11    88-59716      32      62.27223      52     33.57854
      12    87.42443      33      60.92554      53     32.04223
      13    86.24396      34      59.56995      54     30.49576
      14    85.05568      35      58.2054       55     28.93908
      15    83.85955      36      56.83183      56     27.37211
      16    82-65551      37      55.44919      57     25.79479
      17    81.44352      38      54.05741      58     24.20704
      18    80.22352      39      52.65643      59     22.60880
      19    78.99545      40      51.24619      60     21.00000
      20    77.75927

Initials:
          ------        ------
          Lessor        Lessee

- The Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

OBS Schedule With Extension


                                 EQUIPMENT SCHEDULE
                                  SCHEDULE NO. G-2
                         DATED THIS 12th DAY OF JANUARY, 1998
                              TO MASTER LEASE AGREEMENT
                               DATED AS OF JUNE 27, 1997



LESSOR & MAILING ADDRESS:                        LESSEE & MAILING ADDRESS:
LASALLE NATIONAL LEASING CORPORATION             TRIQUINT SEMICONDUCTOR, INC.
502 WASHINGTON AVENUE, SUITE 800                 2300 NE BROOKWOOD PARKWAY
TOWSON, MD 21204                                 HILLSBORO, OR 97124

General Electric Capital Corporation ("GE Capital") and TriQuint Semiconductor, Inc. ("Lessee") have heretofore entered into that certain Master Lease Agreement dated as of June 27, 1997, as amended (the "Master Lease Agreement"). Certain interests of GE Capital in the Master Lease Agreement have been assigned to LaSalle National Leasing Corporation ("Lessor"). This Equipment Schedule (the "Schedule") is executed pursuant to, and incorporates by reference the terms and conditions of, the Master Lease Agreement, and constitutes a separate instrument of lease. This Schedule, incorporating by reference the terms and conditions of the Master Lease Agreement, is herein collectively referred to as the "Lease".

A.  EQUIPMENT.

    Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.  FINANCIAL TERMS.
    1.  Advance Rent (if any):  N/A
    2.  Lessor's Cost: $5,000,000.00
    3.  Basic Term Lease Rate Factor: 1.7516%.
    4.  Daily Lease Rate Factor: .05839%.
    5.  Basic Term (No. of Months): 24.
    6.  Basic Term Commencement Date: January 12, 1998.
    7.  Equipment Location: see attachment to Annex A
    8.  Lessee Federal Tax ID No.: 95-3654013.
    9.  Supplier: Various.
    10. Last Delivery Date: 1/09/98.
    11. Interest rate: 7.93%.
    12. First Termination Date: Twenty four (24) months after the Basic
Term Commencement Date.
    13. Lessee agrees and acknowledges that the Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.  TERM AND RENT.

    1. Interim Rent For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A.

    2. Basic Term Rent. Commencing on February 12, 1998, and on the same day of each of the next 23 months thereafter (each, a "RENT PAYMENT DATE"), Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Lessor's Cost of all Equipment on this Schedule.

    3. Adjustment to Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Lessor's Cost up or down by no more than 10% to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Lessor's Cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Lessor's Cost, if different from that disclosed on this Schedule.

D.  INSURANCE.

    1.  Public Liability: $ 1,000,000, total liability per occurrence.

    2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.  MODIFICATIONS AND ADDITIONS TO AGREEMENT:

    For purposes of this Schedule only, the Agreement is hereby amended as follows:

    1. In Section I(b), delete "or supplier thereof" in the third line thereof and insert ", supplier or other seller thereof" in lieu thereof.

    2. In Section XVIII, delete the words "up to the amount of the Termination Value" from subsection (c) and delete subsection (d) in its entirety.

    3.  Replace Section XX with the following:

    XX.  END OF TERM OPTIONS:

         (a) At the end of the Basic Term, so long as no default shall have occurred and be continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

              (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased under the Schedule for an additional term of twelve (12) months (the "FIRST RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of Basic Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as First Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

              (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the Basic Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit I to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the Basic Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Basic Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

         (b) At the end of the First Renewal Term, so long as no default shall have occurred and be continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

              (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased thereunder for an additional term of twelve (12) months (the "SECOND RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of First Renewal Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as Second Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

              (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the First Renewal Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the First Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of First Renewal Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

         (c) At the end of the Second Renewal Term, so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

              (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased thereunder for an additional term of twelve (12) months (the "THIRD RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of Second Renewal Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as Third Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

              (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the Second Renewal Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this
    Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the Second Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Second Renewal Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

         (d) At the end of the Third Renewal Term, upon written notice delivered to Lessor at least 180 days but not more than 270 days prior to the Third Renewal Term expiration date, and so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall have the option to purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule.
    If Lessee elects to purchase the Equipment, then on the Third Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Third Renewal Term Rent). If Lessee fails to timely exercise such purchase option Lessee shall, subject to the terms and conditions set out in paragraph
    (e) of this Section XX, return the Equipment to Lessor.

         (e) If (A) at the expiration of the Basic Term, or the First Renewal Term, or the Second Renewal Term, as the case may be, Lessee elects to return the Equipment to Lessor, or (B) at the expiration of the Third Renewal Term Lessee fails to exercise its purchase option, then the following terms shall apply:

              (1)  Definitions of Certain Terms.  For purposes of this
    Section XX:

                   (A) "EQUIPMENT" means all and not less than all of the
              items of Equipment described on the Schedule;

                   (B) "ESTIMATED RESIDUAL VALUE" means the relevant
              percentage, as set out in Exhibit 1 to this Schedule, of Lessor's Cost of the Equipment as set out on the Schedule;

                   (C) "REALIZED VALUE" means the net proceeds realized by Lessor from sale of the Equipment after deduction of (x) expenses of such sale, if any, and (y) all sums due and owing under the Lease as of Schedule Expiration that remain unpaid as of the Date of the sale;

                   (D) "SCHEDULE EXPIRATION" means the last day of the Basic Term or one of the Renewal Terms of the Lease, as appropriate, as to the Equipment.

              (2) DETERMINATION OF REALIZED VALUE. The Realized Value for each item of Equipment on the Schedule shall be determined as follows:

              Lessee and Lessor shall arrange for the sale of such Equipment on an AS IS BASIS, provided that Lessee may not bid, directly or indirectly. Each item of Equipment shall be sold by Lessor to the highest bidder. The Realized Value shall be determined based on the cash proceeds received by Lessor from such sale, as provided in Section XX(e)(1)(C), above. If any item of Equipment is not sold within 30 days after the applicable Term Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sale price of such item would be, that the Realized Value of such item shall be deemed to equal zero, for purposes of computing Lessee's liability as provided in paragraph (3) immediately below. Upon the sale of the item at any time after the expiration of such 30 day period, Lessor will apply the Realized Value (i) to refund to Lessee, without interest, any amount which Lessee may have previously paid to Lessor with respect to such item under paragraph (3) and (ii) to pay to Lessee the amount by which the Realized Value exceeds the Estimated Residual Value.

              (3) Lessee Liability. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee of such fact in writing and Lessee shall, within 10 days after receipt of such notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value; provided, however, Lessee's liability under this paragraph shall be limited to the applicable Lessee's Maximum Liability as set forth in Exhibit 1.

              (4) Lessor Liability. If the Realized Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rent payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in available funds.

    Solely with respect to Series "G" Equipment Schedules Lessee agrees to the following:

    Notwithstanding anything in the Lease Agreement to the contrary, which ever end of lease option the Lessee chooses for the first Series "G" Equipment Schedules Lessee shall be deemed to have elected to exercise the same option for all other Series "G" Equipment Schedules.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

    IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                   LESSEE:
LASALLE NATIONAL LEASING CORPORATION      TRIQUINT SEMICONDUCTOR, INC.

By:    /s/ THOMAS M. JASCHIK              By:     /s/ E.K. RANJIT
    -----------------------------             -----------------------------

       Thomas M. Jaschik                              E.K. Ranjit
---------------------------------         ---------------------------------
    (Typed or printed name)                    (Typed or printed name)

Title: Sr. Vice President                 Title:  VP, Finance
      ---------------------------               ---------------------------

                  EXHIBIT 1 TO SCHEDULE G-2 DATED JANUARY 12TH, 1998
                     TO MASTER LEASE AGREEMENT DATED JUNE 27, 1997


                               ESTIMATED RESIDUAL VALUE               LESSEE'S MAXIMUM LIABILITY
OPTION DATE                    (AS % OF LESSOR'S COST)                  (AS % OF LESSOR'S COST)
-----------                    ------------------------               --------------------------
End of Basic Term                      73.0000%                                60.0000%
End of First Renewal Term              57.5000%                                48.5000%
End of Second Renewal Term             40.0000%                                32.4000%
End of Third Renewal Term              20.0000%                                15.6000%



LESSOR:                                   LESSEE:
LASALLE NATIONAL LEASING CORPORATION      TRIQUINT SEMICONDUCTOR, INC.

By:    /s/ THOMAS M. JASCHIK              By:     /s/ E.K. RANJIT
    -----------------------------             -----------------------------

       Thomas M. Jaschik                              E.K. Ranjit
---------------------------------         ---------------------------------
    (Typed or printed name)                    (Typed or printed name)

Title: Sr. Vice President                 Title:  VP, Finance
      ---------------------------               ---------------------------

                                        ANNEX D
                                          TO
                                    SCHEDULE NO. G-2
                               TO MASTER LEASE AGREEMENT
                               DATED AS OF JUNE 27, 1997

                       STIPULATED LOSS AND TERMINATION VALUE TABLE*

               RENTAL                   RENTAL
             PAYMENT NO.     SLV%     PAYMENT NO.    SLV%
         --------------------------------------------------------------
                 0         104.5246       36        60.83958
                 1         103.4532       37        59.46279
                 2         102.3744       38        58.07637
                 3         101.2880       39        56.68027
                 4         100.1940       40        55.27441
                 5         99.09241       41        53.85872
                 6         97.98307       42        52.43315
                 7         96.86598       43        50.9976
                 8         95.74107       44        49.55203
                 9         94.60829       45        48.09636
                 10        93.46759       46        46.63051
                 11        92.31891       47        45.15442
                 12        91.1622        48        43.66801
                 13        89.9974        49        42.17122
                 14        88.82445       50        40.66398
                 15        87.64331       51        39.1462
                 16        86.45390       52        37.61781
                 17        85.25617       53        36.07875
                 18        84.05007       54        34.52893
                 19        82.83554       55        32.96829
                 20        81.61251       56        31.39674
                 21        80.38093       57        29.81422
                 22        79.14074       58        28.22064
                 23        77.89188       59        26.61592
                 24        76.63429       60        25
                 25        75.36791
                 26        74.09267
                 27        72.80852
                 28        71.51539
                 29        70.21322
                 30        68.90195
                 31        67.58151
                 32        66.25184
                 33        64.91288
                 34        63.56456
                 35        62.20681

Initials:  TMJ          EKR
          ------       ------
          Lessor       Lessee

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                 ADDENDUM TO SCHEDULE NO. G-2 DATED JANUARY 12, 1998
                              TO MASTER LEASE AGREEMENT
                              DATED AS OF JUNE 27, 1997

    THIS ADDENDUM, (this "ADDENDUM") amends and supplements Schedule No. G-2 dated January __, 1998 (the "SCHEDULE") between LASALLE NATIONAL LEASING CORPORATION ("Lessor") and TRIQUINT SEMICONDUCTOR, INC. to the Master Lease Agreement dated as of June 27, 1997 (the "LEASE"), between GENERAL ELECTRIC CAPITAL CORPORATION (the interest of which was assigned to Lessor to the extent relating to the Schedule) and Lessee and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     1. For purposes of this Schedule only, Section XVIII(a) of the Lease is hereby amended by deleting "On or after the First Termination Date (specified in the applicable Schedule)", from the first line thereof.

     2. For purposes of this Schedule only, Section XIX(a) of the Lease is hereby amended by deleting "following the First Termination Date as set forth in this Schedule, and" from the fourth line thereof.

     3.  Section B.12. of the Schedule is hereby deleted.

     Except as expressly modified hereby, all terms and provisions of the Lease and the Schedule shall remain in full force and effect. This Addendum is not binding or effective with respect to the Lease, the Schedule or the Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                   LESSEE:
LASALLE NATIONAL LEASING CORPORATION      TRIQUINT SEMICONDUCTOR, INC.

By:                                       By:     /s/ E.K. RANJIT
    -----------------------------             -----------------------------

Name:                                     Name:        E.K. Ranjit
      ---------------------------               ---------------------------

Title:                                    Title:  VP, Finance
       --------------------------                --------------------------


                                          Attest:

                                          By:
                                              -----------------------------

                                          Name:
                                                ---------------------------

                                       ANNEX D-1
                                          TO
                                    SCHEDULE NO. G-2
                               TO MASTER LEASE AGREEMENT
                               DATED AS OF JUNE 27, 1997

                Rent #     TV        Rent #     TV       Rent #     TV
                ------     --        ------     --       ------     --
                     0    101.000        21   76.51492       41   49.82664
                     1    99.90923       22   75.26235       42   48.3977
                     2    98.81126       23   74.0015        43   46.95932
                     3    97.70603       24   72.73232       44   45.51143
                     4    96.5935        25   71.45475       45   44.05398
                     5    95.47361       26   70.16874       46   42.5869
                     6    94.34633       27   68.87423       47   41.11012
                     7    93.21159       28   67.57117       48   39.62358
                     8    92.06936       29   66.2595        49   38.12722
                     9    90.91957       30   64.93915       50   36.62097
                     10   89.76219       31   63.61008       51   35.10476
                     11   88.59716       32   62.27223       52   33.57854
                     12   87.42443       33   60.92554       53   32.04223
                     13   86.24396       34   59.56995       54   30.49576
                     14   85.05568       35   58.2054        55   28.93908
                     15   83.85955       36   56.83183       56   27.37211
                     16   82.65551       37   55.44919       57   25.79479
                     17   81.44352       38   54.05741       58   24.20704
                     18   80.22352       39   52.65643       59   22.60880
                     19   78.99545       40   51.24619       60   21.00000
                     20   77.75927

Initials:                   EKR
           ------         ------
           Lessor         Lessee

* The Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

OBS Schedule With Extension

                                  EQUIPMENT SCHEDULE
                                  SCHEDULE NO. G-3
                           DATED THIS ___ DAY OF JANUARY, 1998
                               TO MASTER LEASE AGREEMENT
                               DATED AS OF JUNE 27, 1997

LESSOR & MAILING ADDRESS:
KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL, INC.
54 STATE STREET, 7TH FLOOR
ALBANY, NY 12207

LESSEE & MAILING ADDRESS:
TRIQUINT SEMICONDUCTOR, INC.
2300 NE BROOKWOOD PARKWAY
HILLSBORO, OR 97124

Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("AGREEMENT," said Agreement and this Schedule being collectively referred to as "LEASE").

A.  EQUIPMENT.

    Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.  FINANCIAL TERMS.

    1.  Advance Rent (if any):  N/A.
    2.  Lessor's Cost:  $5,000,000.00.
    3.  Basic Term Lease Rate Factor:  1.7516%.
    4.  Daily Lease Rate Factor:  .05839%.
    5.  Basic Term (No. of Months):  24.
    6.  Basic Term Commencement Date:  January 12, 1998.
    7.  Equipment Location:  see attachment to Annex A.
    8.  Lessee Federal Tax ID No.:  95-3654013.
    9.  Supplier:  Various.
    10. Last Delivery Date:  1/09/98.
    11. Interest rate: 7.93%.
    12. First Termination Date: Twenty four (24) months after the Basic Term Commencement Date.
    13. Lessee agrees and acknowledges that the Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.  TERM AND RENT.

    1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A.

    2. Basic Term Rent. Commencing on February 12, 1998, and on the same day of each of the next 23 months thereafter (each, a "RENT PAYMENT DATE"), Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Lessor's Cost of all Equipment on this Schedule.

    3. Adjustment to Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Lessor's cost up or down by no more than 10% to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Lessor's cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Lessor's cost, if different from that disclosed on this Schedule.

D.  INSURANCE.

    1.  Public Liability:  $1,000,000, total liability per occurrence.

    2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.  MODIFICATIONS AND ADDITIONS TO AGREEMENT:

For purposes of this Schedule only, the Agreement is hereby amended as follows:

    1. In Section 1(b), delete "or supplier thereof" in the third line thereof and insert ", supplier or other seller thereof" in lieu thereof.

    2. In Section XVIII, delete the words "up to the amount of the Termination Value" from subsection (c) and delete subsection (d) in its entirety.

    3.  Replace Section XX with the following:

    XX. END OF TERM OPTIONS:

        (a) At the end of the Basic Term, so long as no default shall have occurred and be continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

             (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased under the Schedule for an additional term of twelve (12) months (the "FIRST RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of Basic Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as First Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

             (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the Basic Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the Basic Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Basic Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

        (b) At the end of the First Renewal Term, so long as no default shall have occurred and be continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

             (1) EXTENSION OPTION: Renew the Lease with respect to all and not less than all of the Equipment leased thereunder for an additional term of twelve (12) months (the "SECOND RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of First Renewal Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as Second Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

             (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the First Renewal Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the First Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of First Renewal Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the

    Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

        (c) At the end of the Second Renewal Term, so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

             (1) EXTENSION QPTION: Renew the Lease with respect to all and not less than all, of the Equipment leased thereunder for an additional term of twelve (12) months (the "THIRD RENEWAL TERM"). Commencing on the day which is one month after the due date for the final payment of Second Renewal Term Rent, and on the same day of each of the next 11 months thereafter, Lessee shall pay as Third Renewal Term Rent a sum equal to the product of the Capitalized Lessor's Cost and a lease rate factor of 1.7516%.

             (2) PURCHASE OR RETURN: Upon written notice delivered to Lessor at least 180 days but no more than 270 days prior to the Second Renewal Term expiration date, and so long as Lessee is not then in default under this Lease or any other agreement between Lessor and Lessee, Lessee shall have the option to (A) purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule, or (B) subject to the terms and conditions set out in paragraph (e) of this Section XX, return to Lessor all but not less than all of the Equipment. If Lessee elects to purchase the Equipment, then on the Second Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Second Renewal Term Rent). If all of the terms and conditions of this paragraph are not fulfilled, this Lease shall continue in full force and effect as if the Extension Option had been elected, and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

        (d) At the end of the Third Renewal Term, upon written notice delivered to Lessor at least 180 days but not more than 270 days prior to the Third Renewal Term expiration date, and so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall have the option to purchase, for a cash price equal to the applicable Estimated Residual Value (as defined below and as set forth in Exhibit 1 to this Schedule) plus applicable taxes, all and not less than all of the Equipment leased under such Schedule.
    If Lessee elects to purchase the Equipment, then on the Third Renewal Term expiration date, Lessee shall pay to Lessor the purchase price (plus applicable taxes) and all other sums due and unpaid on such date (including but not limited to the last scheduled payment of Third Renewal Term Rent). If Lessee fails to timely exercise such purchase option Lessee shall, subject to the terms and conditions set out in paragraph
    (e) of this Section XX, return the Equipment to Lessor.

        (e) If (A) at the expiration of the Basic Term, or the First Renewal Term, or the Second Renewal

    Term, as the case may be, Lessee elects to return the Equipment to Lessor, or (B) at the expiration of the Third Renewal Term Lessee fails to exercise its purchase option, then the following terms shall apply:

             (1)  Definitions of Certain Terms.  For purposes of this
    Section XX:

                  (A) "EQUIPMENT" means all and not less than all of the items of Equipment described on the Schedule;

                  (B) "ESTIMATED RESIDUAL VALUE" means the relevant percentage, as set out in Exhibit 1 to this Schedule, of Lessor's Cost of the Equipment as set out on the Schedule;

                  (C) "REALIZED VALUE" means the net proceeds realized by Lessor from sale of the Equipment after deduction of (x) expenses of such sale, if any, and (y) all sums due and owing under the Lease as of Schedule Expiration that remain unpaid as of the Date of the sale;

                  (D) "SCHEDULE EXPIRATION" means the last day of the Basic Term or one of the Renewal Terms of the Lease, as appropriate, as to the Equipment.

             (2) Determination of Realized Value. The Realized Value for each item of Equipment on the Schedule shall be determined as follows:

        Lessee and Lessor shall arrange for the sale of such Equipment on an as is basis, provided that Lessee may not bid, directly or indirectly. Each item of Equipment shall be sold by Lessor to the highest bidder.
    The Realized Value shall be determined based on the cash proceeds received by Lessor from such sale, as provided in Section XX(e)(1)(C), above. If any item of Equipment is not sold within 30 days after the applicable Term Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sale price of such item would be, that the Realized Value of such item shall be deemed to equal zero, for purposes of computing Lessee's liability as provided in paragraph (3) immediately below. Upon the sale of the item at any time after the expiration of such 30 day period, Lessor will apply the Realized Value (i) to refund to Lessee, without interest, any amount which Lessee may have previously paid to Lessor with respect to such item under paragraph (3) and (ii) to pay to Lessee the amount by which the Realized Value exceeds the Estimated Residual Value.

             (3) Lessee Liability. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee of such fact in writing and Lessee shall, within 10 days after receipt of such notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value; provided, however, Lessee's liability under this paragraph shall be limited to the applicable Lessee's Maximum Liability as set forth in Exhibit 1.

             (4)  Lessor Liability.  If the Realized

    Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rent payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in available funds.

    Solely with respect to Series "G" Equipment Schedules Lessee agrees to the following:

    Notwithstanding anything in the Lease Agreement to the contrary, which ever end of lease option the Lessee chooses for the first Series "G" Equipment Schedules Lessee shall be deemed to have elected to exercise the same option for ALL other Series "G" Equipment Schedules.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

    IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                  LESSEE:
KEYCORP LEASING, A DIVISION OF           TRIQUINT SEMICONDUCTOR, INC.
KEY CORPORATE CAPITAL, INC.


By: ________________________________     By: _________________________________

____________________________________     _____________________________________
     (Typed or printed name)                     (Typed or printed name)


Title: _____________________________     Title: _______________________________

            EXHIBIT 1 TO SCHEDULE G-3 DATED JANUARY 12TH, 1998
              TO MASTER LEASE AGREEMENT DATED JUNE 27, 1997



                           ESTIMATED RESIDUAL VALUE  LESSEE'S MAXIMUM LIABILITY
OPTION DATE                 (AS % OF LESSOR'S COST)   (AS % OF LESSOR'S COST)
-----------                ------------------------  --------------------------
End of Basic Term                 73.0000%                60.0000%
End of First Renewal Term         57.5000%                48.5000%
End of Second Renewal Term        40.0000%                32.4000%
End of Third Renewal Term         20.0000%                15.6000%

LESSOR:                                  LESSEE:
KEYCORP LEASING, A DIVISION OF           TRIQUINT SEMICONDUCTOR, INC.
KEY CORPORATE CAPITAL, INC.


By: ________________________________     By: _________________________________

____________________________________     _____________________________________
     (Typed or printed name)                     (Typed or printed name)


Title: _____________________________     Title: _______________________________

                                        ANNEX D
                                          TO
                                  SCHEDULE NO. G-3
                              TO MASTER LEASE AGREEMENT
                              DATED AS OF JUNE 27, 1997

                   STIPULATED LOSS AND TERMINATION VALUE TABLE*

                     RENTAL                  RENTAL
                   PAYMENT NO.    SLV %    PAYMENT NO.    SLV %
             --------------------------------------------------------
                      0         104.5246       36        60.83958
                      1         103.4532       37        59.46279
                      2         102.3744       38        58.07637
                      3         101.2880       39        56.68027
                      4         100.1940       40        55.27441
                      5         99.09241       41        53.85872
                      6         97.98307       42        52.43315
                      7         96.86598       43        50.9976
                      8         95.74107       44        49.55203
                      9         94.60829       45        48.09636
                      10        93.46759       46        46.63051
                      11        92.31891       47        45.15442
                      12        91.1622        48        43.66801
                      13        89.9974        49        42.17122
                      14        88.82445       50        40.66398
                      15        87.64331       51        39.1462
                      16        86.45390       52        37.61781
                      17        85.25617       53        36.07875
                      18        84.05007       54        34.52893
                      19        82.83554       55        32.96829
                      20        81.61251       56        31.39674
                      21        80.38093       57        29.81422
                      22        79.14074       58        28.22064
                      23        77.89188       59        26.61592
                      24        76.63429       60        25
                      25        75.36791
                      26        74.09267
                      27        72.80852
                      28        71.51539
                      29        70.21322
                      30        68.90195
                      31        67.58151
                      32        66.25184
                      33        64.91288
                      34        63.56456
                      35        62.20681

Initials:
          ------       ------
          Lessor       Lessee

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                ADDENDUM TO SCHEDULE NO. G-3 DATED JANUARY 12, 1998
                            TO MASTER LEASE AGREEMENT
                            DATED AS OF JUNE 27, 1997

     THIS ADDENDUM (this "ADDENDUM") amends and supplements Schedule No. G-3 dated January __, 1998 (the "SCHEDULE") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL, INC. ("Lessor") and TRIQUINT SEMICONDUCTOR, INC. to the Master Lease Agreement dated as of June 27, 1997 (the "LEASE"), between GENERAL ELECTRIC CAPITAL CORPORATION (the interest of which was assigned to Lessor to the extent relating to the Schedule) and Lessee and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     1. For purposes of this Schedule only, Section XVIII(a) of the Lease is hereby amended by deleting "On or after the First Termination Date (specified in the applicable Schedule)", from the first line thereof.

     2. For purposes of this Schedule only, Section XIX(a) of the Lease is hereby amended by deleting "following the First Termination Date as set forth in this Schedule, and" from the fourth line thereof.

     3.  Section B.12. of the Schedule is hereby deleted.

     Except as expressly modified hereby, all terms and provisions of the Lease and the Schedule shall remain in full force and effect. This Addendum is not binding or effective with respect to the Lease, the Schedule or the Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

     IN WITNESS WHEREOF, Lessee and lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                  LESSEE:
KEYCORP LEASING, A DIVISION OF           TRIQUINT SEMICONDUCTOR, INC.
KEY CORPORATE CAPITAL, INC.


By:                                      By:
    --------------------------------         ---------------------------------

Name:                                    Name:
      ------------------------------           -------------------------------

Title:                                   Title:
       -----------------------------            ------------------------------


                                         Attest:


                                         By:
                                             ----------------------------------

                                         Name:
                                               --------------------------------

                                     ANNEX D-1
                                         TO
                                  SCHEDULE NO. G-3
                              TO MASTER LEASE AGREEMENT
                              DATED AS OF JUNE 27, 1997

                Rent #     TV        Rent #     TV       Rent #     TV
                ------     --        ------     --       ------     --
                   0   101.000         21    76.51492      41    49.82664
                   1    99.90923       22    75.26235      42    48.3977
                   2    98.81126       23    74.0015       43    46.95932
                   3    97.70603       24    72.73232      44    45.51143
                   4    96.5935        25    71.45475      45    44.05398
                   5    95.47361       26    70.16874      46    42.5869
                   6    94.34633       27    68.87423      47    41.11012
                   7    93.21159       28    67.57117      48    39.62358
                   8    92.06936       29    66.2595       49    38.12722
                   9    90.91957       30    64.93915      50    36.62097
                   10   89.76219       31    63.61008      51    35.10476
                   11   88.59716       32    62.27223      52    33.57854
                   12   87.42443       33    60.92554      53    32.04223
                   13   86.24396       34    59.56995      54    30.49576
                   14   85.05568       35    58.2054       55    28.93908
                   15   83.85955       36    56.83183      56    27.37211
                   16   82.65551       37    55.44919      57    25.79479
                   17   81.44352       38    54.05741      58    24.20704
                   18   80.22352       39    52.65643      59    22.60880
                   19   78.99545       40    51.24619      60    21.00000
                   20   77.75927

Initials:
           ------         ------
           Lessor         Lessee

* The Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.